Exhibit 10.11

AMENDMENT TO

TRANSFER AGREEMENT OF INTELLECTUAL PROPERTIES

This AMENDMENT TO TRANSFER AGREEMENT OF INTELLECTUAL PROPERTIES (the “Amendment”) is made on the 29 day of November, 2013 by and between Beijing Chukong Aipu Technology Co., Ltd. ( , in Chinese) (“Party A”), a wholly foreign owned enterprise incorporated and existing under the laws of the People’s Republic of China (“PRC”) and Beijing Chukong Technology Co., Ltd. ( , in Chinese) (“Party B”), a limited liability company incorporated and existing under the laws of the PRC. Unless otherwise defined herein, capitalized terms used herein shall have the same meaning set forth in the IP Transfer Agreement (as defined below).

RECITALS

WHEREAS, on April 13, 2011, Party A and Party B entered into a Transfer Agreement of Intellectual Properties, under which Party B agreed to transfer any and all the intellectual properties owned or to be owned by it to Party A(the “IP Transfer Agreement”).

WHEREAS, after mutual friendly discussions, Party A and Party B wish to amend certain of the terms of the IP Transfer Agreement.

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.	PRINCIPAL.

1.1	The parties hereby agree to incorporate the following paragraph into the IP Transfer Agreement as Article 1.2 thereof:

“1.2 Without limiting the generality of Article 1.1, the intellectual properties listed in Exhibit II as attached hereto shall be regarded as the Target Intellectual Properties and transferred to Party A.”

1.2	The parties hereby agree to incorporate Schedule I as attached hereto into the IP Transfer Agreement as the Exhibit II thereto, respectively.

2.	MISCELLANEOUS.

2.1	Except as modified, supplemented, amended or superseded hereby, the IP Transfer Agreement shall remain in full force and effect and binding by and among the parties. This Amendment shall take immediate effect retroactively from the same effective date of the IP Transfer Agreement upon execution by all parties hereto.

2.2	Each party shall do and perform or cause to be done and performed such further arts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby. Each party hereby agrees to exercise its rights at board meetings and at shareholders’ meetings in whatever manner is necessary to accomplish the purposes of this Amendment, and to refrain from voting, in any manner not consistent with any provisions of this Amendment.

2.3	The provisions of Article 9.1 of the IP Transfer Agreement shall apply, mutatis mutandis, to this Amendment, and are hereby incorporated into this Amendment as if set out in full herein and as if references in those Articles to “this Agreement” are references to this Amendment.

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2.4	This Amendment may be executed in any number of counterparts, all of which will constitute one and the same instrument. Any counterpart or other signature delivered by facsimile shall be deemed for all purposes as being a good and valid execution and delivery of this Amendment by that party.

2.5	The Amendment shall be executed in both Chinese and English languages. In the event of a discrepancy between the two language versions, the Chinese version shall prevail.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

Party B:
Beijing Chukong Technology Co., Ltd

By:	/s/ Chen Haozhi
Name:	Chen Haozhi
Title:	Legal Representative

Signature Pages to Amendment to Transfer Agreement of Intellectual Properties

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

Party A:
Beijing Chukong Aipu Technology Co., Ltd

By:	/s/ Chen Haozhi
Name:	Chen Haozhi
Title:	Legal Representative

Signature Pages to Amendment to Transfer Agreement of Intellectual Properties

Schedule I

No.	Name of Software	Copyright Registration No.

	Fishing Joy II	2012SR063378

	SP-II Animation Editor	2013SR016152

	SP-II Scene Editor	2013 SR015989

	SP-II UI Editor	2013 SR016023

	Crazy Climber	2013 SR015986

	Crush Together	2013SR084126

	Click Together	2013 SR083703